UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2023

AVIDITY BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39321	46-1336960
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10578 Science Center Drive, Suite 125
San Diego, California 92121
(Address of principal executive offices) (Zip Code)

(858) 401-7900

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RNA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On March 30, 2023, Avidity Biosciences, Inc. (“Avidity” or the “Company”) will hold a webcast and conference call focused on a regulatory update to the Company’s Phase 1/2 MARINA™ clinical trial (the “MARINA Trial”) of AOC 1001 in adults with myotonic dystrophy type 1 (“DM1”) and Avidity’s plans to present top-line data from the MARINA Trial. The webcast and conference call will begin at 8:00 a.m. Eastern Time on March 30, 2023.

The information contained in this Item 7.01 is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On March 30, 2023, the Company announced that discussions are ongoing between the Company and the U.S. Food and Drug Administration (the “FDA”) regarding the partial clinical hold on new participant enrollment in the MARINA Trial as the Company continues to provide new data on AOC 1001 as it emerges from the MARINA Trial.

As previously disclosed, in September 2022, the FDA placed a partial clinical hold on new participant enrollment in the MARINA Trial after reviewing information provided by the Company related to a serious adverse event (“SAE”) reported in a single participant in the 4 mg/kg cohort of the MARINA Trial. As previously disclosed, the SAE was classified by the investigator as drug related. Avidity conducted a thorough analysis with the help of multiple independent experts and concluded that the participant most likely experienced an extremely rare neurological event comprising bilateral ischemia in the thalamus with subsequent hemorrhagic transformation. The location in the lateral geniculate nuclei and the bilateral nature of the event is what makes this event extremely rare. After this extensive investigation, Avidity has not identified a plausible biological link to any component of AOC 1001, the AOC platform, the transferrin receptor delivery mechanism or reduction of DMPK.

Avidity will present the top-line data from the MARINA Trial in an oral presentation on April 27, 2023 at the 75th American Academy of Neurology Annual Meeting in Boston, Massachusetts. This follows our previous announcement in December 2022 that data from a preliminary assessment of the MARINA Trial demonstrating, among other things, the first-ever successful targeted delivery of RNA to skeletal muscle.

Data from the preliminary assessment of AOC 1001 supports that the targeted dose range is between 2 mg/kg and 4 mg/kg. Therefore, Avidity is now concluding the MARINA Trial with the 38 participants enrolled at 1mg/kg, 2mg/kg and 4mg/kg of AOC 1001 and will not move forward with the 8 mg/kg dose of AOC 1001.

Avidity will continue to dose the participants at both 2 mg/kg and 4 mg/kg of AOC 1001 in the MARINA open-label extension study (MARINA-OLE™) to evaluate the long-term safety and tolerability of AOC 1001 in participants with DM1 who were previously enrolled in the MARINA Trial. Avidity remains on track to share a first look at the data from the MARINA-OLE study at the end of 2023.

Forward-Looking Statements

Avidity cautions readers that statements contained in this report regarding matters that are not historical facts are forward-looking statements. These statements are based on the company’s current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: expectations related to new patient enrollment and the continuation of existing participants in the MARINA trial and enrollment of participants into the MARINA-OLE™ trial; the timing and progression of such clinical programs and the dosage levels to be administered therein; expectations related to Avidity’s discussions with, and data to be provided to, the FDA and Avidity’s ability to resolve the partial clinical hold; the potential safety and benefits of AOC 1001; the timing of release of preliminary data from the MARINA-OLE trial; top-line data from the MARINA trial and the announcement thereof; the inevitability and prospects of any future study; the potential of Avidity’s product candidates to treat rare diseases; and the potential of AOCs to target a range of different cells and tissues beyond muscle tissues. The inclusion of forward-looking statements should not be regarded as a representation by Avidity that any of these items will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties inherent in our business, including, without limitation: Avidity may not be able to resolve the partial clinical hold and the analysis related to the underlying cause of the serious adverse event may result in delays in the clinical development of AOC 1001; the previously disclosed data from the Phase 1/2 MARINA trial are based on a preliminary analysis and are not predictive of the final results of the trial; unexpected adverse side effects or inadequate efficacy of Avidity’s product candidates that may delay or limit their development, regulatory approval and/or commercialization, or may result in additional clinical holds, recalls or product liability claims; Avidity is early in its development efforts; Avidity’s approach to the discovery and development of product candidates based on its AOC platform is unproven, and the company does not know whether it will be able to develop any products of commercial value; potential delays in the commencement, enrollment and completion of preclinical studies or clinical trials; the success of its preclinical studies and clinical trials for the company’s product candidates; the results of preclinical studies and early clinical trials are not necessarily predictive of future results; Avidity’s dependence on third parties in connection with preclinical and clinical testing and product manufacturing; regulatory developments in the United States and foreign countries, including acceptance of INDs and similar foreign regulatory filings and the proposed design of future clinical trials; Avidity could exhaust its available capital resources sooner than it currently expects and fail to raise additional needed capital; and other risks described in our press releases and in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission (SEC) on February 28, 2023 and subsequent filings with the SEC. Avidity cautions readers not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the company undertakes no obligation to update such statements to reflect events that occur or circumstances that arise after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIDITY BIOSCIENCES, INC.

Date: March 30, 2023	By:	/s/ Michael F. MacLean
Michael F. MacLean
Chief Financial and Chief Business Officer